EXHIBIT 10.1


                                  REGULATION S

                       RESTRICTED STOCK PURCHASE AGREEMENT

                               DATED APRIL 1, 2002

                                       FOR

      NEW YORK INTERNATIONAL COMMERCE GROUP INC (OTC BB: NYIN) COMMON STOCK

                                TABLE OF CONTENTS

                                                                                                           PAGE

ARTICLE I.  PURCHASE, SALE AND TERMS OF SHARES.......................................................          2
     1.1.        The Shares..........................................................................          2
     1.2.        Purchase and Sale...................................................................          2
     1.3.        Closing and Closing Agreements......................................................          3

ARTICLE II.  REPRESENTATIONS BY THE PURCHASER........................................................          3
     2.1.        Representations by the Purchaser....................................................          3

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................          7
     3.1.        Organization and Standing of the Company............................................          7
     3.2         Issuance of Shares..................................................................          7
     3.3.        Corporate Action....................................................................          7
     3.4.        Governmental Approvals..............................................................          7
     3.5.        Brokers or Finders..................................................................          8

ARTICLE IV.  CONDITIONS TO THE CLOSING...............................................................          8
     4.1.        Conditions to the Obligations of Purchaser at the Closing...........................          8
     4.2.        Conditions to the Obligations of Company at the Closing.............................          8

ARTICLE V.  INDEMNIFICATION..........................................................................          9
     5.1.        Indemnification.....................................................................          9
     5.2.        Indemnification Procedures; Third Party Claims......................................          9

ARTICLE VI.  MISCELLANEOUS...........................................................................         10
     6.1.        No Waiver; Cumulative Remedies......................................................         10
     6.2.        Amendments; Waivers and Consents....................................................         10
     6.3.        Addresses for Notices...............................................................         10
     6.4.        Costs; Expenses and Taxes...........................................................         10
     6.5.        Effectiveness; Binding Effect; Assignment...........................................         11
     6.6.        Survival of Representations and Warranties..........................................         11
     6.7.        Prior Agreements....................................................................         11
     6.8.        Severability........................................................................         11
     6.9.        Governing Law; Venue................................................................         11
     6.10.       Headings............................................................................         11
     6.11.       Counterparts........................................................................         12
     6.12.       Further Assurances..................................................................         12


                         REG S STOCK PURCHASE AGREEMENT

         Stock Purchase Agreement, dated as of April 1, 2002 between New York International Commerce Group Inc (OTC BB: NYIN) (the "Company"), a Nevada corporation having offices at 77 Air Park Drive, Ronkonkoma, New York 11779 (the "Company"), and Pro-Video International Inc., a Belize International business company, the registered address of which is 1934 Driftwood Bay, Belize City, Belize (the "Purchaser").

         WHEREAS, the Purchaser wishes to purchase, and the Company is willing to sell, up to 500,000 shares (the "Shares") of the outstanding common stock, par value $.001 per share, of the Company (the "Common Stock") from the Company in exchange for the Purchase Price (as herein defined), subject to the terms and conditions contained in this Agreement;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing recitals are true and correct and further agree as follows:

                                   ARTICLE I.

                       PURCHASE, SALE AND TERMS OF SHARES

         1.1. The Shares. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this agreement, the Company agrees to sell to the Purchaser in an offshore transaction negotiated outside the United States (U.S.) and to be consummated and closed outside the U.S., and the Purchaser agrees to purchase from the Company the Shares at a per share purchase price which shall be the product of (a) 35% of the bid price of the Company's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the share of the Company trade if, at the time of purchase, they are not trading on the OTCBB) for the five (5) consecutive trading days immediately preceding the date (the "Call Date") the purchase order (the "Purchase Notice") is received by the Company multiplied by (b) that number of Shares to be purchased pursuant to the Purchase Notice (the "Purchase Price"). The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, prior to receipt by the Company of the Purchase Price, or any applicable portion thereof, as set forth in Section 1.2.

         1.2. Purchase and Sale. On the Closing Date (as defined herein), in accordance with Section 1.3 hereof, the Company shall sell, assign, transfer, convey and deliver the Shares to Purchaser, free and clear of any and all liens, claims and encumbrances, and the Purchaser shall deliver to the Company the Purchase Price, in full. The Purchase Price shall be payable by wire transfer of immediately available funds. All amounts representing the Purchase Price shall be in U.S. Dollars.

         1.3. Closing and Closing Agreements. The closing of the purchase and sale of the Shares pursuant to any Purchase Notice as contemplated herein shall take place in Belize City, Belize (each, a "Closing") on that date (the "Closing Date") the Company in receipt of (a) a duly completed Purchase Notice, setting forth the applicable bid prices, the number of Shares purchased and the calculation of the Purchase Price and (b) satisfactory evidence that the Purchaser has deposited the Purchase Price, by wire in immediately available funds, to that account specified in Schedule A hereto, established for the purchase and sale of the Shares. On or prior to the Closing Date, the Company shall deliver to its transfer agent, Pacific Stock Transfer Co., to hold in escrow pending payment by the Purchaser of the Purchase Price in full, stock certificate(s) evidencing the subscription Shares set forth in the Purchase Notice and not rejected, in writing, by the Company prior to the Closing. Upon receipt of the Purchase Price, by wire transfer and in immediately available funds on the Closing Date, the stock certificate(s) shall be released from Escrow to the Purchaser.

                                   ARTICLE II.

                        REPRESENTATIONS BY THE PURCHASER

         2.1. Representations by the Purchaser. In order to induce the Company to enter into this Agreement and sell the Shares to the Purchaser, the Purchaser makes the following representations and warranties to the Company, which representations and warranties are true and correct as of the date hereof and shall be true and correct as of the Closing Date:

              (a) Access to Information. The Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by the Purchaser and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from Company concerning the terms and conditions of the purchase of the Shares and to review any additional public information, documents, records and books relative to the business and the operations of the Company.

              (b) Sophistication and Knowledge. The Purchaser has sufficient knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser's own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares. Purchaser understands that its investment in the Shares is extremely speculative and involves a high degree of risk. Purchaser is ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT WITH FULL UNDERSTANDING THAT IT MAY LOSE ITS ENTIRE INVESTMENT.

              (c) Lack of Liquidity. The Purchaser, after carefully reviewing the merits and risks of an investment in the Shares, acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser has no present need for liquidity in connection with its purchase of the Shares.

              (d) No Public Solicitation. The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally. Neither the Company nor the Purchaser has engaged in any "Directed Selling Efforts in the U.S." as such term is defined in the rules and regulations of Regulation S ("Regulation S") promulgated by the United States Securities and Exchange Commission ("SEC") under the U.S. Securities Act of 1933, as amended (the "Securities Act").

              (e) Authority. The Purchaser has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, including, without limitation, making an investment in the Company. The execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all necessary corporate action on the part of the Purchaser and the execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby do not and will not violate or conflict with any provision of the Purchaser's charter and other governing documents to or by which the Purchaser is a party or bound. This Agreement, when executed and delivered, constitutes the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

              (f) Regulation S Exemption. The Purchase expressly agrees and acknowledges that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States Federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

                  (i) Purchaser will not sell, transfer or otherwise dispose of any of the shares, unless they are registered under the Act, and applicable foreign securities laws or unless they are sold in a resale to another offshore non-U.S. person in accordance with the exemption from registration under U.S. securities laws provided by Regulation S.

                  (ii) The Purchaser is not a U.S. Person (as defined below), is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. For purposes hereof, a "U.S. Person" means any one of the following:

                       (A) Any U.S. citizen;

                       (B) Any natural person resident in the United States of America;

                       (C) Any partnership or corporation organized or incorporated under the laws of the United States of America;

                       (D) Any estate of which any executor or administrator is a U.S. person;

                       (E) Any trust of which any trustee is a U.S. person;

                       (F) Any agency or branch of a foreign entity located in the United States of America;

                       (G) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                       (H) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                       (I) Any partnership or corporation if:

                           (1) organized or incorporated under the laws of any
foreign jurisdiction; and

                           (2) formed by a U.S. person principally for the
purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                  (iii) At the time of the origination of contact between the parties concerning the Shares and this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

                  (iv) The Purchaser will not, during the period commencing on the date of the sale of the Shares and ending on the one (1) year anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S and the Securities Act.

                  (v) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with the Securities Act and all applicable state and foreign securities laws.

                  (vi) The Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

                  (vii) Neither the Purchaser nor any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Persons with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                  (viii) The transactions contemplated by this Agreement have not been pre-arranged with buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  (ix) Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

                  (x) The Shares have not been registered under the Securities Act and may not be offered or sold in the U.S. or to a U.S. Person unless the Shares are registered or an exemption from registration under the Securities Act is available. Each certificate representing the Shares shall be endorsed with the following legends:

                       (A) "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                       (B) "TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS PROHIBITED, EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, (2) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (3) UPON RECEIPT BY NEW YORK INTERNATIONAL COMMERCE GROUP, INC. (THE "COMPANY") OF AN OPINION OF LEGAL COUNSEL, IN FORM, SCOPE AND SUBSTANCE ACCEPTABLE TO THE COMPANY, THAT REGISTRATION OF SUCH SHARES UNDER THE SECURITIES ACT AND

APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

                       (C) Any other legend deemed by the Company to be required to be placed thereon in order to comply with applicable Federal, state and other securities laws.

                  (xi) The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this
Section 2.1.

              (g) Brokers or Finders. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser and/or its agents.

                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         In order to induce the Purchaser to enter into this Agreement and purchase the Shares, Company makes the following representations and warranties, which representations and warranties are true and correct as of the date hereof and shall be true and correct as of the Closing Date:

         3.1 Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada and each has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and the Company has power and authority to execute and deliver this Agreement, to sell and deliver the Shares and to perform its other obligations pursuant hereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by either makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

         3.2 Issuance of Shares. Upon payment of the Purchase Price, the Shares issuable to the Purchaser at the Closing, when issued and delivered in accordance with the terms and provisions of this Agreement, will be (a) duly authorized and validly issued, fully paid and non-assessable, (b) except as otherwise provided in this Agreement (including, without limitation, the restrictions on transfer imposed under the Securities Act), free and clear of any liens, charges, restrictions, claims and encumbrances imposed by or through the Company, and (c) issued in compliance with all applicable federal and state securities laws.

         3.3 Corporate Action. This Agreement has been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The sale and delivery of the Shares have been duly authorized by all required corporate action on the part of the Company.

         3.4 Governmental Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under this Agreement except for any filings required by applicable securities laws.

         3.5 Brokers or Finders. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company, and/or its agents.

                                   ARTICLE IV.

                            CONDITIONS TO THE CLOSING

         4.1 Conditions to the Obligations of Purchaser at the Closing. The obligations of Purchaser at the Closing are subject to the fulfillment or waiver by Purchaser, prior to or at the Closing, of the following conditions:

              (a) Representations and Warranties. The representations and warranties of Company contained in this Agreement shall be true and correct in all material respects when made, at the time of the Closing.

              (b) Performance. Company shall have performed and complied with all of its obligations under this Agreement.

              (c) No Order. There shall not (i) be in effect any statute, regulation, order, decree or judgment of any governmental authority which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement or (ii) have been commenced or threatened any action or proceeding by any governmental authority which seeks to prevent or enjoin the transactions contemplated by this Agreement.

         4.2 Conditions to the Obligations of Company at the Closing. The obligations of Company at the Closing are subject to the fulfillment or waiver by Company prior to or at the Closing, of the following conditions:

              (a) Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects when made and at the time of the Closing.

              (b) Performance. Purchaser shall have performed and complied with all of its obligations under this Agreement.

              (c) No Order. There shall not (i) be in effect any statute, regulation, order, decree or judgment of any governmental authority which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement or (ii) have been commenced or threatened any action or proceeding by any governmental authority which seeks to prevent or enjoin the transactions contemplated by this Agreement.

                                   ARTICLE V.

                                 INDEMNIFICATION

         5.1 Indemnification. The Company shall indemnify, defend and hold harmless the Purchaser, its employees, affiliates, controlling persons, agents and representatives thereof and their respective successors and assigns (collectively, the "Purchaser Indemnified Parties") from and against any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all reasonable legal and other costs, reasonable expenses or disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise) (collectively, "Losses"), including, without limitation, the reasonable costs, expenses and disbursements as and when incurred, of defending any such action, suit, proceeding or investigation (collectively, "Expenses"), directly or indirectly, caused by, relating to, based upon, arising out of or in connection with the Company's breach in any material respect of any of its representations, warranties, covenants or agreements as set forth in this Agreement. The Purchaser shall indemnify, defend and hold harmless the Company, its shareholders, directors, officers, employees, affiliates, controlling persons, agents and representatives and their respective successors and assigns (collectively, the "Company Indemnified Parties" and which along with the Purchaser Indemnified Parties, may be referred to as the "Indemnified Parties") from and against any and all Losses and Expenses, directly or indirectly, caused by, relating to, based upon, arising out of or in connection with the Purchaser's breach in any material respect of any of its representations, warranties, covenants or agreements as set forth in this Agreement. No election by an Indemnified Party or commencement or completion of any action by an Indemnified Party shall act as a bar or a defense to be Indemnified Party proceeding to seek indemnification from any other Person pursuant to this Section 5.1.

         5.2 Indemnification Procedures; Third Party Claims. An Indemnified Party shall give the party from which indemnification under this Article V is sought (the "Indemnifying Party") prompt written notice following actual knowledge of the existence or commencement of any claim, assertion, event or proceeding concerning any liability or damage as to which the Indemnified Party may request indemnification from the Indemnifying Parties hereunder; provided, however, that any failure by the Indemnified Party to notify the Indemnifying Parties shall not relieve the Indemnifying Parties from their respective obligations hereunder, or from any other obligation or liability that the Indemnifying Parties may have to the Indemnified Party unless such failure materially prejudices the Indemnifying Parties. Upon such written notice of any such claim, action or proceeding, the Indemnifying Parties may assume the defense thereof at their own expense with counsel chosen by such Indemnifying Parties; provided, however, such counsel shall be subject to the prior reasonable approval of the Indemnified Party. If the Indemnifying Parties fails to elect to defend any such claim, action or proceeding within 30 days after notice thereof shall have been deemed given, such indemnifying party shall be deemed to have waived its right to defend any such claim, action, suit, proceeding or investigation to which any Indemnified Party is also a party, the Indemnified Party may assume the defense thereof with counsel chosen by the Indemnified Party, at the reasonable expense of the Indemnifying Party. In the circumstances referred to in the immediately preceding sentence, if the Indemnified Party does not assume such defense, the Indemnifying Parties, shall not, without the prior written consent of the Indemnified Party, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to the Indemnified Parties of an unconditional and general release from all liability in respect of such claim.

                                   ARTICLE VI.

                                  MISCELLANEOUS

         6.1 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         6.2 Amendments; Waivers and Consents. Except for the representations and warranties of the Purchaser contained in Section 1.2(f) hereof, of which compliance may not be waived, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if made in writing and consented to in writing by the parties hereto. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be, when signed by the party granting the waiver and delivered to the other party hereto in the manner provided for hereunder in Section 6.3, effective only in the specific instance and for the specific purpose for which given.

         6.3 Addresses for Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (a) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (b) if mailed certified or registered mail return receipt requested, four (4) business days after being mailed, (c) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (d) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 6.3), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the addresses or facsimile numbers of the parties as first set forth in this Agreement or to such other address as any party may specify by notice given to the other party in accordance with this Section 6.3.

         6.4 Costs; Expenses and Taxes. Except as otherwise expressly provided in this Agreement, each party hereto shall pay its own costs and expenses incurred in connection with or incidental to the preparation and negotiations of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, attorneys' fees and expenses).

         6.5 Effectiveness; Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and the respective successors and permitted assigns.

         6.6 Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Shares, or any other instrument or document delivered in connection herewith, shall survive the execution and delivery hereof or thereof.

         6.7 Prior Agreements. This Agreement and the instruments and other documents delivered pursuant to this Agreement, constitutes the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof, all of which are merged herein.

         6.8 Severability. Except for the Purchaser's representations and warranties contained in Section 2.1(f) hereof, the provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and the terms of this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         6.9 Governing Law; Venue.
             --------------------

              (a) This Agreement shall be enforced, governed and construed in accordance with the laws of the State of Nevada without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought to the federal district court for the Southern District of New York and the state courts located in New York City, United States of America, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Purchaser acknowledges and agrees that venue hereunder shall lie exclusively in New York City, United States of America.

              (b) Purchaser hereby unconditionally and irrevocably waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue is improper or that this Agreement may not be enforced in or by such courts, and (iii) that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided in Section 6.3

         6.10 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         6.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         6.12 Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.

                              New York International Commerce Group, Inc.



                              By:  /s/ Joseph W. McDonnell
                                   ---------------------------------------------
                                   Joseph W. McDonnell, Chief Executive Officer


                              PROVIDEO INTERNATIONAL INC.



                              By:  /s/ J. Davis
                                   ---------------------------------------------
                                    J. Davis

                   EXHIBIT A TO REG S STOCK PURCHASE AGREEMENT

                                 PURCHASE NOTICE

Reference is made to that certain Reg S Stock Purchase Agreement, dated April 1, 2002 (the "Agreement") between the undersigned, Pro-Video International, Inc., a Belize international business company having a registered address at 1934 Driftwood Bay, Belize City, Belize (the "Purchaser"), and New York International Commerce Group, Inc., a Nevada corporation (the "Company"). In accordance with and pursuant to Article 1 of the Agreement, the undersigned Purchaser hereby elects to purchase _____________ shares of the Company's common stock, par value $.001 per share (the "Common Stock"), by tendering payment, in the sum of $___________ (as calculated below), by wire in immediately available funds to that account set forth in Schedule A attached hereto. The undersigned acknowledges that delivery of the shares of Common Stock being purchased hereby is subject to acceptance by the Company upon receipt of payment by the undersigned.

By executing this Purchase Notice, the undersigned also hereby acknowledges and confirms that the representations and warranties made by it in the Agreement were true and accurate when made and continue to be true and correct as of the date of payment hereunder.

Date of Purchase Notice:        _______  ___, 2002

Per Share Purchase Price:       $ ________ (see calculation on Schedule B)

Number of shares of Common Stock to be issued to undersigned: ________ shares

Total Purchase Price: $_________ (see calculation on Schedule B)

Common Stock to be issued on an account of the undersigned, in the following name and to the following address:

                     Issue to:  Pro-Video International Inc.
                                1934 Driftwood Bay
                                Belize City, Belize

AUTHORIZATION:

                                    Pro-Video International Inc.


Dated:  ______________          By: ______________________________
                                           (signature)
                                    Name:
                                    Title:


ACCEPTANCE:

                                    New York International Commerce Group, Inc.


Dated:  ______________          By: ______________________________
                                           (signature)
                                    Name:
                                    Title: